Fourth Quarter & Fiscal 2024 Results October 23, 2024

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions or divestitures, and our level of success in integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward- looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts 4Q24 vs. 4Q23 vs. 3Q24 As reported: Net revenues RECORD $ 3,462 13% 7% Net income available to common shareholders RECORD $ 601 39% 22% Earnings per common share — diluted RECORD $ 2.86 42% 24% 4Q23 3Q24 Return on common equity — annualized 21.2% 17.3% 17.8% vs. 4Q23 vs. 3Q24 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 621 36% 22% Adjusted earnings per common share — diluted RECORD $ 2.95 38% 23% 4Q23 3Q24 Adjusted return on common equity — annualized 21.9% 18.3% 18.4% Adjusted return on tangible common equity — annualized 25.8% 22.2% 21.9% Fiscal 4Q24 highlights

Fiscal 4Q24 key metrics 5 $ in billions 4Q24 vs. 4Q23 vs. 3Q24 Client assets under administration RECORD $ 1,571.1 25% 6% Private Client Group (PCG) assets under administration RECORD $ 1,507.0 25% 6% PCG assets in fee-based accounts RECORD $ 875.2 28% 7% Financial assets under management RECORD $ 244.8 25% 7% Total clients’ domestic cash sweep and Enhanced Savings Program balances $ 57.9 3% 3% PCG financial advisors RECORD 8,787 1% —% Bank loans, net RECORD $ 46.0 5% 2% 4Q23 3Q24 Domestic PCG net new assets* $ 13.0 $ 14.2 $ 16.5 Domestic PCG net new assets growth — annualized* 4.0% 5.0% 5.2% *Domestic PCG net new assets represents domestic PCG client inflows, including dividends and interest, less domestic PCG client outflows, including commissions, advisory fees and other fees. The domestic PCG net new asset growth — annualized percentage is based on the beginning domestic PCG assets under administration balance for the indicated period.

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Fiscal 4Q24 segment results 6 $ in millions 4Q24 vs. 4Q23 vs. 3Q24 Net revenues: Private Client Group RECORD $ 2,476 9% 2% Capital Markets $ 483 42% 46% Asset Management RECORD $ 275 17% 4% Bank $ 433 (4)% 4% Consolidated net revenues RECORD $ 3,462 13% 7% Pre-tax income: Private Client Group $ 461 (3)% 5% Capital Markets $ 95 NM NM Asset Management RECORD $ 116 16% 4% Bank $ 98 26% (15)% Consolidated pre-tax income RECORD $ 760 30% 18%

FY 2024 highlights 7 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts FY 2024 vs. FY 2023 As reported: Net revenues RECORD $ 12,821 10% Net income available to common shareholders RECORD $ 2,063 19% Earnings per common share — diluted RECORD $ 9.70 22% FY 2023 Return on common equity 18.9% 17.7% vs. FY 2023 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 2,137 18% Adjusted earnings per common share — diluted RECORD $ 10.05 21% FY 2023 Adjusted return on common equity 19.6% 18.4% Adjusted return on tangible common equity 23.3% 22.5%

FY 2024 segment results 8 $ in millions FY 2024 vs. FY 2023 Net revenues: Private Client Group RECORD $ 9,459 9% Capital Markets $ 1,472 21% Asset Management RECORD $ 1,027 16% Bank $ 1,716 (15)% Consolidated net revenues RECORD $ 12,821 10% Pre-tax income: Private Client Group RECORD $ 1,785 1% Capital Markets $ 67 NM Asset Management RECORD $ 421 20% Bank $ 380 2% Consolidated pre-tax income RECORD $ 2,643 16% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown.

Financial Review Butch Oorlog Chief Financial Officer, Raymond James Financial 9

Consolidated net revenues 10 $ in millions 4Q24 vs. 4Q23 vs. 3Q24 Asset management and related administrative fees $ 1,662 15% 3% Brokerage revenues 561 17% 5% Account and service fees 332 6% 1% Investment banking 315 56% 72% Interest income 1,073 5% 2% Other 60 11% 18% Total revenues 4,003 14% 6% Interest expense (541) 17% 1% Net revenues $ 3,462 13% 7%

Domestic cash sweep and ESP balances 11 C lie nt s' D om es tic C as h S w ee p & E S P B al an ce s ($ B ) C ash S w eep & E S P B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP & ENHANCED SAVINGS PROGRAM (ESP)* BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 25.4 23.9 23.4 23.4 24.0 15.9 17.8 18.2 17.3 18.2 1.6 1.8 1.7 1.7 1.7 13.6 14.5 14.9 14.0 14.0 56.4 58.0 58.2 56.4 57.9 5.1% 4.8% 4.6% 4.3% 4.2% RJBDP - Bank Segment** RJBDP - Third-Party Banks** Client Interest Program ESP* 4Q23 1Q24 2Q24 3Q24 4Q24 Note: May not total due to rounding. *Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. **We earn fees from the Raymond James Bank Deposit Program (RJBDP), a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. Year-over-year change: 3% Sequential change: 3%

Net interest income & RJBDP fees (third-party banks) 12 *As reported in "Account and service fees" in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 711 698 689 672 678 557 546 529 523 532 154 152 160 149 146 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 4Q23 1Q24 2Q24 3Q24 4Q24 NET INTEREST MARGIN (NIM) 2.87% 2.74% 2.66% 2.64% 2.62% 3.09% 2.97% 2.91% 2.86% 2.85% Firmwide NIM Bank Segment NIM 4Q23 1Q24 2Q24 3Q24 4Q24 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 3.60% 3.66% 3.59% 3.41% 3.34% 4Q23 1Q24 2Q24 3Q24 4Q24 Year-over-year change: (5)% Sequential change: 1%

Consolidated expenses 13 $ in millions 4Q24 vs. 4Q23 vs. 3Q24 Compensation, commissions and benefits $ 2,159 14% 3% Non-compensation expenses: Communications and information processing 181 15% 9% Occupancy and equipment 76 10% 1% Business development 64 (3)% (11)% Investment sub-advisory fees 50 22% 4% Professional fees 47 18% 24% Bank loan provision/(benefit) for credit losses 22 (39)% NM Other* 103 (38)% (2)% Total non-compensation expenses 543 (6)% 10% Total non-interest expenses $ 2,702 9% 5% *Provisions for legal and regulatory matters did not have a significant impact on our results for 4Q24 and 3Q24. 4Q23 included the unfavorable impact of elevated provisions for legal and regulatory matters. **Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. ***This is a non-GAAP financial measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. TOTAL NON-COMPENSATION EXPENSES $ IN MILLIONS 576 462 466 494 543 4Q23 1Q24 2Q24 3Q24 4Q24 TOTAL COMPENSATION RATIO** 62.0% 63.8% 65.5% 64.7% 62.4% 61.4% 63.4% 65.2% 64.4% 62.1% Total Compensation Ratio Adjusted Total Compensation Ratio*** 4Q23 1Q24 2Q24 3Q24 4Q24

*This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 14 19.2% 20.9% 19.5% 20.0% 22.0%20.3% 21.7% 20.4% 20.7% 22.7% Pre-Tax Margin (GAAP) Adjusted Pre-Tax Margin* 4Q23 1Q24 2Q24 3Q24 4Q24

Other financial information 15 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non- GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 4Q24 vs. 4Q23 vs. 3Q24 Total assets $ 82,992 6% 3% RJF corporate cash* $ 2,162 4% 3% Total common equity attributable to RJF $ 11,594 14% 4% Book value per share $ 57.03 17% 5% Tangible book value per share** $ 48.43 21% 6% Weighted-average common and common equivalent shares outstanding — diluted 210.1 (2)% (1)% 4Q23 3Q24 Tier 1 leverage ratio*** 12.8% 11.9% 12.7% Tier 1 capital ratio*** 22.8% 21.4% 22.2% Common equity tier 1 ratio*** 22.6% 21.2% 22.0% Total capital ratio*** 24.1% 22.8% 23.6% Effective tax rate 20.8% 25.8% 23.6%

$1.4B of dividends paid and share repurchases over the past 5 quarters Capital management 16 DIVIDENDS PAID AND SHARE REPURCHASES $ IN MILLIONS 88 245 302 337 394 150 207 243 300 88 95 95 94 94 Share Repurchases* Dividends Paid** 4Q23 1Q24 2Q24 3Q24 4Q24 Number of Shares Repurchased* (thousands) N/A 1,408 1,695 1,994 2,598 Average Share Price of Shares Repurchased* N/A $106.51 $121.99 $121.98 $115.49 *Under the Board of Directors' common stock repurchase authorization. **Reflects dividends paid to holders of common shares. ***Indicates amount remaining as of September 30, 2024 under the Board of Directors' $1.5 billion common stock repurchase authorization approved on November 30, 2023. ~$645M remains under current common stock repurchase authorization***

Bank segment key credit trends 17 $ in millions 4Q24 vs. 4Q23 vs. 3Q24 Bank loan provision for credit losses $ 22 (39)% NM Net charge-offs $ 20 18% 233% 4Q23 3Q24 Nonperforming assets as a % of total assets 0.28% 0.21% 0.26% Bank loan allowance for credit losses as a % of loans held for investment 0.99% 1.07% 1.00% Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment* 1.99% 2.03% 2.00% Criticized loans as a % of loans held for investment 1.47% 1.17% 1.15% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank. *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 18

Appendix 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended Twelve months ended $ in millions September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 September 30, 2023 September 30, 2024 Net income available to common shareholders $ 432 $ 497 $ 474 $ 491 $ 601 $ 1,733 $ 2,063 Non-GAAP adjustments: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 17 11 11 11 9 70 42 Other acquisition-related compensation — — — — — 10 — Total “Compensation, commissions and benefits” expense 17 11 11 11 9 80 42 Communication and information processing 2 — 1 — 1 2 2 Professional fees 3 1 1 1 1 3 4 Other Amortization of identifiable intangible assets (2) 12 11 11 11 11 45 44 All other acquisition-related expenses — — 2 — 3 — 5 Total “Other” expense 12 11 13 11 14 45 49 Total expenses related to acquisitions 34 23 26 23 25 130 97 Other — Insurance settlement received (3) — — — — — (32) — Pre-tax impact of non-GAAP adjustments 34 23 26 23 25 98 97 Tax effect of non-GAAP adjustments (9) (6) (6) (6) (5) (25) (23) Total non-GAAP adjustments, net of tax 25 17 20 17 20 73 74 Adjusted net income available to common shareholders $ 457 $ 514 $ 494 $ 508 $ 621 $ 1,806 $ 2,137 Pre-tax income $ 585 $ 630 $ 609 $ 644 $ 760 $ 2,280 $ 2,643 Pre-tax impact of non-GAAP adjustments (as detailed above) 34 23 26 23 25 98 97 Adjusted pre-tax income $ 619 $ 653 $ 635 $ 667 $ 785 $ 2,378 $ 2,740 21

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) Three months ended September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 Pre-tax margin (4) 19.2% 20.9% 19.5% 20.0% 22.0 % Impact of non-GAAP adjustments on pre-tax margin: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.6% 0.4% 0.3% 0.3% 0.3 % Other acquisition-related compensation — % — % — % — % — % Total “Compensation, commissions and benefits” expense 0.6% 0.4% 0.3% 0.3% 0.3 % Communication and information processing — % — % — % — % — % Professional fees 0.1% — % 0.1% — % — % Other: Amortization of identifiable intangible assets (2) 0.4% 0.4% 0.4% 0.4% 0.3 % All other acquisition-related expenses — % — % 0.1% — % 0.1 % Total “Other” expense 0.4% 0.4% 0.5% 0.4% 0.4 % Total expenses related to acquisitions 1.1% 0.8% 0.9% 0.7% 0.7 % Other — Insurance settlement received (3) — % — % — % — % — % Total non-GAAP adjustments 1.1% 0.8% 0.9% 0.7% 0.7 % Adjusted pre-tax margin (4) 20.3% 21.7% 20.4% 20.7% 22.7 % Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide22

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended $ in millions September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 Compensation, commissions and benefits expense $ 1,892 $ 1,921 $ 2,043 $ 2,090 $ 2,159 Less: Total compensation-related acquisition expenses (1) 17 11 11 11 9 Adjusted compensation, commissions and benefits expense $ 1,875 $ 1,910 $ 2,032 $ 2,079 $ 2,150 Total compensation ratio (5) 62.0% 63.8% 65.5% 64.7% 62.4 % Less the impact of non-GAAP adjustments on compensation ratio: Acquisition-related retention (1) 0.6% 0.4% 0.3% 0.3% 0.3 % Other acquisition-related compensation — % — % — % — % — % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.6% 0.4% 0.3% 0.3% 0.3 % Adjusted total compensation ratio (5) 61.4% 63.4% 65.2% 64.4% 62.1%

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 24 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Twelve months ended Earnings per common share (6) September 30, 2023 June 30, 2024 September 30, 2024 September 30, 2023 September 30, 2024 Basic $ 2.07 $ 2.37 $ 2.93 $ 8.16 $ 9.94 Impact of non-GAAP adjustments on basic earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.08 0.05 0.04 0.33 0.20 Other acquisition-related compensation — — — 0.05 — Total “Compensation, commissions and benefits” expense 0.08 0.05 0.04 0.38 0.20 Communication and information processing 0.01 — — 0.01 0.01 Professional fees 0.01 0.01 0.01 0.01 0.02 Other: Amortization of identifiable intangible assets (2) 0.06 0.05 0.05 0.21 0.21 All other acquisition-related expenses — — 0.02 — 0.03 Total “Other” expense 0.06 0.05 0.07 0.21 0.24 Total expenses related to acquisitions 0.16 0.11 0.12 0.61 0.47 Other — Insurance settlement received (3) — — — (0.15) — Tax effect of non-GAAP adjustments (0.04) (0.03) (0.02) (0.12) (0.11) Total non-GAAP adjustments, net of tax 0.12 0.08 0.10 0.34 0.36 Adjusted basic $ 2.19 $ 2.45 $ 3.03 $ 8.50 $ 10.30 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 25 Note: Please refer to the footnotes on slide 29 for additional information. Three months ended Twelve months ended Earnings per common share (6) September 30, 2023 June 30, 2024 September 30, 2024 September 30, 2023 September 30, 2024 Diluted $ 2.02 $ 2.31 $ 2.86 $ 7.97 $ 9.70 Impact of non-GAAP adjustments on diluted earnings per common share: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 0.08 0.05 0.04 0.32 0.20 Other acquisition-related compensation — — — 0.05 — Total “Compensation, commissions and benefits” expense 0.08 0.05 0.04 0.37 0.20 Communication and information processing 0.01 — — 0.01 0.01 Professional fees 0.01 0.01 — 0.01 0.02 Other: Amortization of identifiable intangible assets (2) 0.05 0.05 0.05 0.21 0.21 All other acquisition-related expenses — — 0.02 — 0.02 Total “Other” expense 0.05 0.05 0.07 0.21 0.23 Total expenses related to acquisitions 0.15 0.11 0.11 0.60 0.46 Other — Insurance settlement received (3) — — — (0.15) — Tax effect of non-GAAP adjustments (0.04) (0.03) (0.02) (0.12) (0.11) Total non-GAAP adjustments, net of tax 0.11 0.08 0.09 0.33 0.35 Adjusted diluted $ 2.13 $ 2.39 $ 2.95 $ 8.30 $ 10.05 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 29 for additional information. Book value per share As of $ in millions, except per share amounts September 30, 2023 June 30, 2024 September 30, 2024 Total common equity attributable to Raymond James Financial, Inc. $ 10,135 $ 11,118 $ 11,594 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 1,907 1,884 1,886 Deferred tax liabilities related to goodwill and identifiable intangible assets, net (131) (136) (138) Tangible common equity attributable to Raymond James Financial, Inc. $ 8,359 $ 9,370 $ 9,846 Common shares outstanding 208.8 205.6 203.3 Book value per share (7) $ 48.54 $ 54.08 $ 57.03 Tangible book value per share (7) $ 40.03 $ 45.57 $ 48.43 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 27 Note: Please refer to the footnotes on slide 29 for additional information. Return on common equity Three months ended Twelve months ended $ in millions September 30, 2023 June 30, 2024 September 30, 2024 September 30, 2023 September 30, 2024 Average common equity (8) $ 10,003 $ 11,012 $ 11,356 $ 9,791 $ 10,893 Impact of non-GAAP adjustments on average common equity: Expenses related to acquisitions: Compensation, commissions and benefits: Acquisition-related retention (1) 9 5 5 35 22 Other acquisition-related compensation — — — 4 — Total “Compensation, commissions and benefits” expense 9 5 5 39 22 Communication and information processing 1 — — 1 — Professional fees 2 1 1 1 2 Other: Amortization of identifiable intangible assets (2) 6 5 6 22 22 All other acquisition-related expenses — — 1 — 2 Total “Other” expense 6 5 7 22 24 Total expenses related to acquisitions 18 11 13 63 48 Other — Insurance settlement received (3) — — — (26) — Tax effect of non-GAAP adjustments (5) (3) (3) (9) (12) Total non-GAAP adjustments, net of tax 13 8 10 28 36 Adjusted average common equity (8) $ 10,016 $ 11,020 $ 11,366 $ 9,819 $ 10,929 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 28 Return on tangible common equity Three months ended Twelve months ended $ in millions September 30, 2023 June 30, 2024 September 30, 2024 September 30, 2023 September 30, 2024 Average common equity (8) $ 10,003 $ 11,012 $ 11,356 $ 9,791 $ 10,893 Less: Average goodwill and identifiable intangible assets, net 1,918 1,889 1,885 1,928 1,896 Average deferred tax liabilities related to goodwill and identifiable intangible assets, net (130) (135) (137) (129) (134) Average tangible common equity (8) $ 8,215 $ 9,258 $ 9,608 $ 7,992 $ 9,131 Impact of non-GAAP adjustments on average tangible common equity: Expenses related to acquisitons: Compensation, commissions and benefits: Acquisition-related retention (1) 9 5 5 35 22 Other acquisition-related compensation — — — 4 — Total “Compensation, commissions and benefits” expense 9 5 5 39 22 Communication and information processing 1 — — 1 — Professional fees 2 1 1 1 2 Other: Amortization of identifiable intangible assets (2) 6 5 6 22 22 All other acquisition-related expenses — — 1 — 2 Total “Other” expense 6 5 7 22 24 Total expenses related to acquisitions 18 11 13 63 48 Other — Insurance settlement received (3) — — — (26) — Tax effect of non-GAAP adjustments (5) (3) (3) (9) (12) Total non-GAAP adjustments, net of tax 13 8 10 28 36 Adjusted average tangible common equity (8) $ 8,228 $ 9,266 $ 9,618 $ 8,020 $ 9,167 Return on common equity (9) 17.3% 17.8% 21.2% 17.7% 18.9 % Adjusted return on common equity (9) 18.3% 18.4% 21.9% 18.4% 19.6 % Return on tangible common equity (9) 21.0% 21.2% 25.0% 21.7% 22.6 % Adjusted return on tangible common equity (9) 22.2% 21.9% 25.8% 22.5% 23.3 % Note: Please refer to the footnotes on slide 29 for additional information.

Footnotes 29 (1) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (3) The twelve months ended September 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. (4) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (5) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (6) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2024, June 30, 2024, and September 30, 2023, and $4 million and $5 million for the twelve months ended September 30, 2024 and September 30, 2023, respectively. (7) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (8) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (9) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.